Case 1:03-cv-00211-TMR    Document 95    Filed 05/16/2005    Page 1 of 6

Exhibit 10.2

UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION (DAYTON)

DAVID SLONE, et al.,	)	Consolidated Case No. 1:03cv211
)
Plaintiffs,	)	Judge Thomas M. Rose
)
vs.	)
)
FIFTH THIRD BANCORP, et al.,	)
)
Defendants	)
)

AMENDMENT TO STIPULATION

This Amendment to the Stipulation is entered into between Lead Plaintiffs and Defendants through their respective counsel.

WHEREAS:

a.	On March 29, 2005, the parties entered into a Stipulation and Agreement of Settlement (hereinafter the “Stipulation”), pursuant to which they agreed, subject to Court approval, to a settlement of the Settled Claims as set forth in that Stipulation.

b.	Capitalized terms not otherwise defined herein have the meanings defined in the Stipulation.

c.	On March 31, 2005, the Court preliminarily approved the settlement reflected in the Stipulation.

d.	The Lead Plaintiffs and Defendants desire to revise the Stipulation to clarify the points addressed herein.

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NOW THEREFORE, IT IS HEREBY STIPULATED AND AGREED subject to the approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, as follows:

1.      The definition of Settled Claims set forth in paragraph 1(t) of the Stipulation is amended by adding the following language to the end of that paragraph:

“Settled Claims” do not include claims, if any, against the Released Parties arising under the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et seq. (“ERISA”), which claims are the subject of an action pending in the United States District Court, Southern District of Ohio, Western Division, denominated Shirk v. Fifth Third Bancorp, et al., Case No. 1:05CV049.

2.      The parties have made corresponding changes in the Notice at the answer to question 12, page 12 and in the Order and Final Judgment at the end of paragraph 8, pages 5 and 6, attached hereto as Exhibits 1 and 2 respectively.

3.      Except as explicitly and specifically revised herein, the terms of the Stipulation remain unchanged and in full force and effect.

DATED: May 10, 2005

ANN LUGBILL

By:	/s/ Ann Lugbill
Ann Lugbill (0023632)
2406 Auburn Avenue
Cincinnati, Ohio 45219
Telephone: (513) 784-1280
Facsimile: (513) 784-1449

Trial Attorney for Lead Counsel

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MILBERG WEISS BERSHAD & SCHULMAN LLP

By:	/s/ David A.P. Brower
Steven G. Schulman
David A.P. Brower
Karen Rogers
One Pennsylvania Plaza
New York, New York 10119-0165
Telephone: (212) 594-5300
Facsimile: (212) 868-1229

Plaintiffs’ Lead Counsel

DeCARLO & CONNOR, P.C.
Daniel M. Shanley
533 South Fremont Avenue
9th Floor
Los Angeles, California 90071-1706
Telephone: (213) 488-4100

CAULEY BOWMAN CARNEY &
WILLIAMS, LLP
J. Allen Carney
P.O. Box 25438
Little Rock, Arkansas 72221-5438
Telephone: (501) 312-8500

FARUQI & FARUQI, LLP
Nadeem Faruqi
320 East 39th Street
New York, New York 10016
Telephone: (212) 983-9330

LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
Darren Robbins
401 B Street, Suite 1700
San Diego, California 92101
Telephone: (619) 231-1058

Plaintiffs’ Counsel

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KEATING, MUETHING & KLEKAMP
PLL

By:	/s/ Patrick F. Fischer
Patrick F. Fischer (0039671)
Rachael A. Rowe (0066823)
Jason M. Cohen (0076081)
1400 Provident Tower
One East Fourth Street
Cincinnati, Ohio 45202-3752
Telephone: (513) 579-6400
Facsimile: (513) 579-6457

Counsel for Defendant Fifth Third Bancorp

WAITE, SCHNEIDER, BAYLESS &
CHESLEY CO., L.P.A.

By:	/s/ Stanley M. Chesley, Jr.
Stanley M. Chesley, Jr.
James R. Cummins
1513 Fourth & Vine Tower
One West Fourth Street
Cincinnati, Ohio 45202
Telephone: (513) 621-0267
Facsimile: (513) 381-2375

Of Counsel for Defendant Fifth Third
Bancorp

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VORYS, SATER, SEYMOUR AND PEASE LLP

By:	/s/ Victor A. Walton, Jr.
Glen V. Whitaker (0018169)
Victor A. Walton, Jr. (0055241)
Jeffrey A. Miller (0068815)
Michael J. Bronson (0074448)
Suite 2000, Atrium Two
221 East Fourth Street
Cincinnati, Ohio 45201-0236
Telephone: (513) 723-4000
Facsimile: (513) 723-4056

Counsel for Individual Defendants George A. Schaefer, Jr., Neal E. Arnold, and David J. DeBrunner

BIESER, GREER & LANDIS LLP

David C. Greer (0009090)
James H. Greer (0046555)
400 National City Center
6 North Main Street
Dayton, Ohio 45402
Telephone: (937) 223-3277
Facsimile: (937) 223-6339

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SIDLEY AUSTIN BROWN & WOOD LLP

By:	/s/ David A. Gordon
William F. Lloyd
Jeffrey R. Tone
David A. Gordon
Bank One Plaza
10 South Dearborn Street
Chicago, Illinois 60603
Telephone: (312) 853-7000
Facsimile: (312) 853-7036

Counsel for Defendant Deloitte & Touche LLP